Exhibit 99.2

Supplemental Data Sheet Unaudited Last updated April 27, 2011	Amounts in thousands (except customers, interactions and employees)

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
	2008	2008	2008	2008	2008	2009	2009	2009	2009	2009	2010	2010	2010	2010	2010	2011
Revenue
Revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102	43,454	48,593	51,373	185,522	52,329
YoY Growth	28%	33%	24%	18%	25%	10%	3%	7%	15%	9%	17%	20%	25%	24%	22%	24%
Recurring Revenue	24,412	25,459	25,917	26,476	102,264	25,955	27,393	29,741	32,161	115,250	33,025	34,730	38,613	40,977	147,345	41,913
YoY Growth	27%	25%	19%	12%	20%	6%	8%	15%	21%	13%	27%	27%	30%	27%	28%	27%
Pro Service Revenue	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077	8,724	9,980	10,396	38,177	10,416
YoY Growth	42%	67%	49%	46%	51%	20%	-8%	-13%	-2%	-1%	-9%	-2%	11%	11%	2%	15%

North America Revenue %	67%	67%	70%	74%	69%	75%	72%	72%	71%	72%	71%	70%	69%	66%	69%	65%
EMEA Revenue %	25%	25%	22%	19%	23%	18%	19%	19%	19%	19%	19%	19%	19%	20%	19%	20%
APAC Revenue %	8%	8%	8%	7%	8%	7%	9%	9%	10%	9%	10%	11%	12%	14%	12%	15%

Bookings Metrics
Total Bookings	37,112	43,416	39,037	46,215	165,780	23,746	48,653	51,733	55,527	179,659	60,449	63,547	85,235	96,241	305,472	70,282
% of Bookings Billed in Quarter	72%	74%	76%	77%		75%	55%	60%	54%		40%	40%	37%	30%		30%

Current Portion of Software Backlog	69,737	75,766	77,478	84,103		82,186	89,138	96,650	104,983		103,264	106,275	117,628	134,004		142,102
Total Backlog	138,629	147,052	145,088	150,872		138,000	152,424	166,305	179,892		196,225	211,911	252,338	295,830		316,124
Current Backlog	88,419	95,498	95,044	101,995		96,546	103,984	115,944	121,275		120,606	121,011	134,174	148,619		154,599
Non-Current Backlog	50,210	51,554	50,044	48,877		41,454	48,440	50,361	58,617		75,619	90,900	118,164	147,211		161,525

Deal Size Distribution
> $1M	4	6	4	7	21	1	10	7	8	26	14	11	17	18	60	9
$100K-$1M	73	86	76	91	326	59	60	83	90	292	91	106	112	129	438	96
<$100K	464	470	528	527	1,989	443	421	388	435	1,687	423	436	436	434	1,729	494

Top 5 industry sales-TTM
High-Tech	18%	21%	22%	23%		21%	21%	22%	20%		22%	22%	22%	21%		22%
Public Sector	13%	12%	12%	14%		14%	15%	18%	16%		15%	17%	22%	20%		21%
Entertainment/Media	4%	5%	6%	6%		6%	12%	10%	11%		10%	8%	13%	13%		14%
Retail/CPG	14%	15%	15%	14%		15%	14%	13%	15%		15%	15%	13%	13%		11%
Telecom	19%	15%	13%	13%		12%	10%	13%	16%		15%	15%	12%	10%		10%
All other	32%	32%	32%	30%		32%	28%	24%	22%		23%	23%	18%	23%		22%

Margin & Earnings Metrics (Non-GAAP)*
Gross Margin %	63%	64%	64%	67%	64%	67%	70%	71%	70%	70%	69%	70%	71%	73%	71%	70%
Software Margin %	80%	81%	80%	81%	80%	81%	82%	83%	82%	82%	83%	83%	85%	86%	84%	84%
Professional Services Margin %	15%	21%	22%	26%	21%	31%	31%	31%	28%	30%	20%	17%	17%	21%	19%	13%
Operating expense as % of Revenue	72%	69%	65%	63%	67%	60%	63%	61%	62%	62%	63%	61%	58%	59%	60%	60%
Operating Margin %	-9%	-5%	-1%	4%	-3%	7%	7%	10%	8%	8%	6%	9%	13%	14%	11%	10%
Operating Margin	(2,976)	(1,759)	(444)	1,267	(3,912)	2,531	2,510	3,693	3,408	12,142	2,490	3,987	6,336	$7,245	20,058	5,161
Non-GAAP EPS (Diluted)	$(0.06)	$(0.04)	$—	$0.06	$(0.04)	$0.09	$0.09	$0.12	$0.10	$0.39	$0.07	$0.09	$0.15	$0.17	$0.49	$0.10

Other Metrics
Headcount	718	765	777	737	737	742	756	792	797	797	836	871	887	920	920	1,035
New Customer	64	73	68	59	264	26	53	56	51	212	46	38	66	53	203	71
Interactions (in millions)	463	477	576	583	2,099	584	586	620	704	2,494	765	801	786	811	3,163	870

*	Excludes stock-based compensation (sbc), amortization of acquired intangibles, asset acquisition costs, debt amortization costs, and foreign currency exchange rate gain associated with Q-go acquisition
Note: The supplemental data sheet refers to certain non-GAAP financial results. Please refer to our reconciliations of GAAP, which can be found in our Company’s earnings release(s), which is posted on the Investor Relations portion of our website.

Consolidated Balance Sheets Unaudited Last updated April 27, 2011	Amounts in thousands

	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2011
Assets
Current assets:
Cash and cash equivalents	51,462	46,987	32,388	41,546	43,114	61,212	77,728	181,948	131,998
Short-term investments	36,517	42,808	60,634	54,977	55,293	38,228	31,287	94,759	117,659
Accounts receivable	24,220	31,670	31,034	31,850	29,723	33,020	36,367	39,037	34,349
Term receivables	4,810	4,107	3,011	2,417	1,762	1,271	371	301	209
Less allowance for doubtful accounts	(1,901)	(1,910)	(1,701)	(1,914)	(1,794)	(1,697)	(1,867)	(2,021)	(1,800)
Deferred tax asset	—	—	—	—	—	—	—	3,801	3,806
Prepaid & other current assets	7,593	7,815	8,689	8,828	9,620	9,178	8,816	10,080	10,867

Total current assets	122,701	131,477	134,055	137,704	137,718	141,212	152,702	327,905	297,088

Long-term investments	4,980	4,792	—	—	—	—	—	—
Property and equipment, net	9,187	9,775	9,781	10,122	10,154	10,850	11,063	10,702	12,644
Term receivables, noncurrent	2,804	2,159	1,447	1,105	810	537	82	14	5
Deferred tax asset, noncurrent	—	—	—	—	—	—	—	16,480	16,713
Long-term prepaid & other current assets	3,170	3,641	3,769	4,363	4,512	4,709	4,960	9,654	9,313
Goodwill	4,358	4,358	7,975	7,975	7,975	7,975	7,975	7,975	31,953
Intangible and other assets, net	1,746	1,380	3,247	3,166	3,694	4,586	5,407	6,149	19,115

Total assets	148,946	157,582	160,274	164,435	164,863	169,869	182,189	378,879	386,831

Liabilities, Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	14,309	17,847	16,601	16,573	19,967	22,013	23,425	23,826	27,307
Commissions and bonuses payable	3,084	4,958	4,838	6,271	4,964	4,597	6,142	7,137	4,678
Current portion of long-term debt	46	45	34	22	10	—	—	—	—
Deferred revenue	78,755	85,176	89,161	88,603	86,395	86,933	88,669	90,350	86,244

Total current liabilities	96,194	108,026	110,634	111,469	111,336	113,543	118,236	121,313	118,229

Deferred revenue, noncurrent	24,452	18,908	14,780	12,724	9,300	7,894	5,394	2,969	1,939
Long-term debt	10	—	—	—	—	—	—	175,000	175,000
Other long-term liabilities	—	—	—	—	—	—	—	—	453

Stockholders’ equity (deficit):
Common stock	34	34	34	34	34	34	34	35	36
Additional paid-in capital	104,345	107,281	109,394	112,439	115,680	118,652	125,416	136,717	145,359
Treasury stock, at cost	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(29,149)	(29,149)
Other comprehensive income (loss)	1,875	1,260	1,394	1,125	1,284	1,113	1,581	1,951	3,533
Accumulated deficit	(62,957)	(62,920)	(60,955)	(58,349)	(57,764)	(56,360)	(53,465)	(29,957)	(28,569)

Total stockholders’ equity	28,290	30,648	34,860	40,242	44,227	48,432	58,559	79,597	91,210

Total liabilities, preferred stock and stockholders’ equity	148,946	157,582	160,274	164,435	164,863	169,869	182,189	378,879	386,831

Consolidated Statements of Operations

Unaudited Last updated April 27, 2011	Amounts in thousands (except net income (loss) per share)

	2008							2009			2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
Revenue:
Software, hosting and support	24,556	25,573	25,956	26,491	102,576	26,045	27,424	29,754	32,172	115,395	33,025	34,730	38,613	40,977	147,345	41,913
Professional services	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077	8,724	9,980	10,396	38,177	10,416

Total revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102	43,454	48,593	51,373	185,522	52,329

Cost of revenue:
Software, hosting and support	5,035	5,043	5,305	5,014	20,397	4,949	4,954	5,232	5,813	20,948	5,879	5,952	5,923	5,855	23,609	7,326
Professional services	7,285	7,810	8,133	7,212	30,440	7,008	6,346	6,365	6,891	26,610	7,332	7,378	8,395	8,348	31,453	9,410

Total cost of revenue	12,320	12,853	13,438	12,226	50,837	11,957	11,300	11,597	12,704	47,558	13,211	13,330	14,318	14,203	55,062	16,736

Gross profit	20,578	22,368	22,799	23,853	89,598	24,080	25,040	27,134	28,875	105,129	28,891	30,124	34,275	37,170	130,460	35,593

Operating expenses:
Sales and marketing	16,818	17,627	16,889	16,294	67,628	14,863	16,008	16,175	17,705	64,751	18,724	18,777	20,006	21,888	79,395	22,550
Research and development	4,486	4,507	4,671	4,628	18,292	4,756	5,051	5,100	5,314	20,221	5,132	4,797	5,160	5,065	20,154	5,596
General and administrative	3,516	3,890	3,215	2,994	13,615	3,446	4,207	4,018	4,130	15,801	4,299	4,324	4,975	5,108	18,706	6,171

Total operating expenses	24,820	26,024	24,775	23,916	99,535	23,065	25,266	25,293	27,149	100,773	28,155	27,898	30,141	32,061	118,255	34,317

Operating income (loss)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015	(226)	1,841	1,726	4,356	736	2,226	4,134	5,109	12,205	1,276
Interest and other income, net	938	519	552	687	2,696	401	351	342	1,000	2,094	183	19	454	(311)	345	768

Income (loss) before income taxes	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416	125	2,183	2,726	6,450	919	2,245	4,588	4,798	12,550	2,044
(Provision) benefit for income taxes	(92)	5	(23)	68	(42)	(153)	(89)	(218)	(119)	(579)	(334)	(841)	(1,693)	18,708	15,840	(654)

Net income (loss)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585	1,404	2,895	23,506	28,390	1,390

Net income (loss) per share:
Basic	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18	$0.02	$0.04	$0.09	$0.72	$0.88	$0.04
Diluted	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18	$0.02	$0.04	$0.09	$0.64	$0.83	$0.04

Shares used in the computation:
Basic	33,532	33,582	33,640	32,692	33,362	31,784	31,677	31,733	31,815	31,752	31,929	32,000	32,128	32,562	32,156	32,585
Diluted	33,532	33,582	33,640	33,204	33,362	32,249	32,160	32,424	33,047	32,336	33,431	33,427	33,659	37,574	34,568	35,482

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	77	79	87	80	323	96	142	120	102	460	113	117	127	125	482	204
Cost of professional services	153	165	158	162	638	133	209	138	132	612	114	122	128	122	486	298
Sales and marketing	538	595	738	583	2,454	622	952	761	694	3,029	751	726	818	782	3,077	977
Research and development	235	242	252	240	969	262	377	285	254	1,178	257	240	254	237	988	307
General and administrative	263	816	297	265	1,641	403	1,056	548	500	2,507	520	556	875	870	2,821	953

Total stock-based compensation	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755	1,761	2,202	2,136	7,854	2,739

Consolidated Statements of Cash Flow Unaudited Last updated April 27, 2011	Amounts in thousands

	2008					2009					2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Operating activities
Net income (loss)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585	1,404	2,895	23,506	28,390	1,390
Noncash adjustments:
Depreciation and amortization	1,954	1,956	1,956	1,905	7,771	1,887	1,726	1,797	2,081	7,491	2,065	1,872	1,812	2,023	7,772	2,802
Provision for losses on accounts receivable	89	26	64	33	212	57	30	30	40	157	50	31	50	60	191	20
Stock-based compensation expense	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755	1,761	2,202	2,136	7,854	2,739
Deferred tax asset valuation allowance reversal	—	—	—	—	—	—	—	—	—	—	—	—	—	(19,732)	(19,732)	—
Foreign currency exchange gain on acq.	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,819)
Changes in operating accounts:
Receivables	7,447	4,062	1,143	(7,878)	4,774	13,569	(5,171)	2,333	524	11,255	2,449	(2,910)	(963)	(2,605)	(4,029)	8,029
Prepaid and other current assets	(852)	(804)	(1,168)	(900)	(3,724)	399	(583)	(693)	(614)	(1,491)	(1,054)	175	289	(672)	(1,262)	(202)
Accounts payable and accrued liabilities	2,292	(257)	42	(720)	1,357	(1,823)	3,099	(1,427)	(35)	(186)	3,556	2,152	948	463	7,119	1,494
Commissions and bonuses payable	(1,523)	742	166	1,545	930	(2,553)	1,743	(132)	1,393	451	(1,244)	(329)	1,451	999	877	(2,512)
Deferred revenue	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)	(2,038)	(569)	(2,880)	(14,916)	(4,614)	(160)	(2,887)	(727)	(8,388)	(8,428)
Other	(173)	83	(52)	635	493	—	503	(247)	(577)	(321)	(38)	19	176	(455)	(298)	(16)

Cash provided (used) by operating activities	3,670	8,574	(1,330)	3,810	14,724	4,886	2,081	4,909	4,221	16,097	3,510	4,015	5,973	4,996	18,494	3,497

Investing activities
Acquistion of property and equipment	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(584)	(1,841)	(1,240)	(1,912)	(5,577)	(1,640)	(2,196)	(1,639)	(1,233)	(6,708)	(3,117)
Business acquisitions	—	—	—	—	—	—	—	(5,906)	—	(5,906)	—	—	—	—	—	(33,837)
Intangible asset additions						(100)		(144)	(410)	(654)	(1,034)	(1,305)	(1,120)	(1,101)	(4,560)	(1,491)
Change in investments, net	(1,970)	748	2,218	12,435	13,431	(2,251)	(6,059)	(13,081)	5,558	(15,833)	(342)	17,107	6,935	(63,513)	(39,813)	(22,886)
Other	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash provided (used) for investing activities	(3,492)	(788)	909	11,010	7,639	(2,935)	(7,900)	(20,371)	3,236	(27,970)	(3,016)	13,606	4,176	(65,847)	(51,081)	(61,331)

Financing activities
Net proceeds from (payments on) long-term debt	(11)	(11)	(11)	(10)	(43)	(12)	(11)	(12)	(11)	(46)	(12)	(10)	—	175,000	174,978	(240)
Debt issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,036)	(5,036)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	414	234	618	130	1,396	78	151	167	1,352	1,748	1,159	409	3,068	8,184	12,820	5,311
Common stock repurchase (Treasury)	—	—	—	(13,209)	(13,209)	(1,798)	—	—	—	(1,798)	—	—	—	(14,142)	(14,142)	—
Other	51	(53)	—	(133)	(135)	89	48	95	11	243	328	802	1,491	982	3,603	591

Cash provided (used) by financing activities	454	170	607	(13,222)	(11,991)	(1,643)	188	250	1,352	147	1,475	1,201	4,559	164,988	172,223	5,662

Effect of foreign exchange rates	278	234	(1,822)	(1,338)	(2,648)	(251)	1,156	613	349	1,867	(401)	(724)	1,808	83	766	2,222

Net change in cash and cash equivalents	910	8,190	(1,636)	260	7,724	57	(4,475)	(14,599)	9,158	(9,859)	1,568	18,098	16,516	104,220	140,402	(49,950)

Cash and cash equivalents at beginning of period	43,681	44,591	52,781	51,145	43,681	51,405	51,462	46,987	32,388	51,405	41,546	43,114	61,212	77,728	41,546	181,948

Cash and cash equivalents at end of period	44,591	52,781	51,145	51,405	51,405	51,462	46,987	32,388	41,546	41,546	43,114	61,212	77,728	181,948	181,948	131,998

Currency Component Data Sheet
Unaudited
As of April 27, 2011

	Currency Component
	of Total Revenue-	Currency exchange	Impact of 1 percent change
	TTM as of March 31,	rate into USD as of	in fx exchange rate per
	2011	April 26, 2011	100M in revenue
GBP	10%	1.6481	164,810
EUR	5%	1.4621	73,105
AUD	9%	1.0747	96,723
USD and other	76%	n/a

Total	100%		334,638

	Currency
	Component of Total	Currency exchange rate	Impact of 1 percent change
	Expense-TTM as of	into USD as of March	in fx exchange rate per
	March 31, 2011	April 26, 2011	100M in expense
GBP	11%	1.6481	181,291
EUR	2%	1.4621	29,242
AUD	5%	1.0747	53,735
USD and other	82%	n/a

Total	100%		264,268
TTM=Trailing Twelve Months